SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):September 25, 1998
                                                         ------------------

                                    HEI, Inc.
                                    ---------
             (Exact name of Registrant as specified in its charter)

        Minnesota                0-10078                    41-0944876

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       (State or other          (Commission                 (I.R.S.Employer
       jurisdiction of           File Number)             Identification No.)
       incorporation)


1495 Steiger Lake Lane, Victoria, MN                 55386
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(Address of principal executive offices)         (Zip Code)


 Registrant's telephone number, including area code: (612) 443-2500
                                                     --------------

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         (Former name or former address, if changed since last report.)




Item 4.        Changes in Registrant's Certifying Accountants
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On  September  25,  1998,  the  Registrant  engaged KPMG Peat Marwick LLP as the Registrant's principal independent accountants.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                                 HEI, INC.              .
                                             -----------------------------
                                                 (Registrant)



                                             By:/s/ Jerald H. Mortenson
                                                --------------------------
                                                  Jerald H. Mortenson
                                                 Chief Financial Officer



Date: September 28, 1998